December 31, 2022

Class I Shares

Symmetry Panoramic Global Equity Fund (SPGEX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Symmetry Panoramic Global Equity Fund

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees(1)	0.63%
Distribution (12b-1) and Service Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.14%
Total Annual Fund Operating Expenses	1.01%
Fee Waivers and/or Expense Reimbursements(1)	(0.31)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement	0.70%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2023 so that the aggregate management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets (the “Fee Waiver Agreement”). The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2023 to ensure that total annual Fund operating expenses after fee waiver and expense reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.56% of average daily net assets of the Fund (the “Expense Limitation Agreement”). These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. Amounts waived or reimbursed under the Expense Limitation Agreement are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or expenses reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limit as well as the expense limit in effect at the time of the waiver or reimbursement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$291	$528	$1,208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a diversified multi-strategy fund that seeks to achieve its investment objective primarily by implementing factor styles that the Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), believes have the potential to produce positive returns before fees over time. Under normal circumstances, the Fund will invest, directly or indirectly, at least 80% of its net assets in equity securities of U.S. and foreign companies. The Fund may invest in securities and other instruments either directly or by investing in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund will invest in the equity securities of U.S. companies, foreign companies in developed markets and/or companies located in emerging markets. In addition to Underlying Funds and securities that are principally invested in companies located in the United States, the Fund also will generally be invested in Underlying Funds who are principally invested in, or directly in securities of, at least three foreign countries. Under normal market conditions, the Fund will allocate its investments between U.S. and non-U.S. securities and other investments in amounts comparable to the allocation represented in the Fund’s benchmark. However, the Fund may overweight or underweight those allocations by up to 10% of net assets and also may depart from those allocations during times when market conditions are not deemed favorable. The Fund generally will invest in stocks and other equity securities directly or through sponsored or unsponsored depositary receipts. The Fund does not target a specific market capitalization and may invest across different segments of the equity markets, including large (“large-cap “), mid (“mid-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that the Adviser believes offer the prospect of long-term capital appreciation. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”). Although the Adviser focuses on the broad market in terms of market capitalization, the Fund’s investments may be overweight to mid-cap, small-cap and micro-cap securities relative to their market weight. These companies generally are considered by the Adviser to be those whose market capitalizations are within the lower 25% of market capitalization of the MSCI ACWI IMI Index. The Underlying Funds also may invest in the financial sector. Certain Underlying Funds also may engage in strategies that require heightened turnover, and the Adviser may not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Fund currently intends to invest its assets primarily in Underlying Funds and directly in the common stocks, preferred stocks or securities convertible into stocks of U.S. and foreign companies in both developed countries and emerging market countries, either directly by the Adviser or pursuant to investment sub-advisory agreements with investment managers selected by the Adviser. The Fund generally will purchase the stocks and other equity securities directly or through depositary receipts.

The Adviser seeks to manage a multi-factor Fund that provides exposure to different managers that in the Adviser’s view are best able to deliver certain factor exposures as identified by the Adviser. The Adviser will generally access these investment managers either through Underlying Funds, or through a direct sub-advisory relationship with an investment manager. The Adviser will make a determination for each investment manager as to which type of access it believes is most advantageous to the Fund, and will make changes at its discretion. The Adviser looks for Underlying Funds or sub-advisory mandates that will feature characteristics associated with investment style factors that have been identified in certain academic research papers and that, although there is no guarantee of future results, the Adviser has identified as having historically shown the potential to deliver greater returns over time. Such factors may include market, value, momentum, quality, and size of the equity securities. Liquidity, volatility, and other factors that, in the opinion of the Adviser, are appropriate for achieving the Fund’s investment objective may also be considered. The Fund will diversify its investments by investing in Underlying Funds and securities that focus on different factors in the foreign equity markets, including emerging markets, as well as domestic equity markets.

There is no limit in the number of Underlying Funds in which the Fund may invest, and the Fund may invest more than 25% of its assets in one Underlying Fund.

The Adviser sets an overall asset allocation based on long-term strategic considerations and monitors the portfolio on an ongoing basis. The Adviser will periodically rebalance the portfolio and may change managers and/or exposures over time based on its evolving investment views amid changing market and economic conditions. Periodically, the Adviser will review certain factors in each Underlying Fund and may add or remove Underlying Funds without notice to shareholders. The Adviser may also temporarily over or under-weight certain exposures for the purpose of managing distributions, which may include selling Fund investments to offset gains. To the extent that this activity causes the Fund to deviate from its typical factor exposures, it may not meet its investment objective. The Adviser may also temporarily alter its investments if market, economic or other signals warrant doing so in the view of the Adviser.

With respect to the sub-advised portion of the Fund’s assets, the Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more Sub-Advisers, in percentages determined at the discretion of the Adviser. Each Sub-Adviser acts independently from the others and utilizes its own distinct investment style. However, each Sub-Adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and fire Sub-Advisers. At this time, AQR Capital Management, LLC (“AQR”) and Dimensional Fund Advisors LP (“DFA”) are each a Sub-Adviser to the Fund. The Adviser may add additional Sub-Advisers at its discretion.

AQR generally invests its allocated portion of the Fund in equity securities of U.S. and non-U.S. companies, including non-U.S. companies in both developed and emerging markets. AQR’s investments in U.S. companies will generally be in large-cap companies, which for U.S. companies AQR generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Index is designed to measure the performance of large capitalization stocks in the United States. The size of companies in the Russell 1000 Index may change with market conditions or due to changes in the composition of the Index. AQR’s investments in non-U.S. developed markets will generally be in large-cap companies, which for non-U.S. developed market companies AQR generally considers to be those companies with market capitalizations within the range of the MSCI World ex-U.S. Index at the time of purchase. As of October 31, 2022, the market capitalization of the companies in the MSCI World ex-U.S. Index ranged from $274.2 million to $306.7 billion. The size of companies in the MSCI World ex-U.S. Index may change with market conditions or due to changes in the composition of the Index. AQR’s investments in emerging markets will generally be in equity securities of large-cap and mid-cap companies, which for emerging market companies AQR generally considers to be those companies with market capitalizations within the range of the MSCI Emerging Markets Index at the time of purchase. As of October 31, 2022, the market capitalization of the companies in the MSCI Emerging Markets Index ranged from $77.4 million to $298.2 billion. The size of companies in the MSCI Emerging Markets Index may change with market conditions or due to changes in the composition of the Index. Although AQR does not limit its investments to any one country, AQR may invest in any one country without limit. AQR may also invest directly in equity index futures, forward foreign currency contracts, foreign currencies, ETFs, REITs and depositary receipts. AQR also may invest in the financial sector.

AQR’s strategy combines multiple investment styles, including value, momentum and quality, using an integrated approach. In managing its allocated portion of the Fund, AQR seeks to invest in attractively valued companies with positive momentum characteristics, and stable business operations and practices. A company may be considered to be a value investment if it appears inexpensive based on multiple fundamental measures, which may include price-to-book or price-to-earnings ratios relative to other securities in its investment universe. In assessing momentum, AQR generally favors securities with positive performance relative to other securities within the investment universe. AQR also generally favors companies exhibiting consistent business health and stability, and may include those with strong profitability or stable earnings. These characteristics are generally evaluated at time of purchase, and may change throughout the holding period. AQR may add to or modify the economic factors employed in selecting securities.

AQR determines the weight of each security in its allocated portion of the Fund using a combination of the liquidity of the security, AQR’s assessment of attractiveness of the security based on factors described above, or using additional criteria that form part of AQR’s security selection process. AQR utilizes portfolio optimization techniques, which incorporate anticipated transaction costs, to determine portfolio composition and trading activity.

To achieve the Fund’s investment objective, DFA, with respect to its allocated portion of the Fund, implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, DFA’s approach emphasizes long-term drivers of expected returns identified by DFA’s research, while balancing risk through broad diversification across companies and sectors. DFA’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

With respect to the DFA’s allocated portion, DFA purchases a broad and diverse group of readily marketable securities of U.S. companies that DFA determines to be large capitalization companies within the U.S. Universe. A company’s market capitalization is the number of its shares outstanding times its price per share. DFA generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by DFA. As of the date of this Prospectus, for purposes of its allocated portion of the Fund, DFA considers large cap companies to be companies whose market capitalizations are generally in the highest 85-90% of total market capitalization within the U.S. Universe. Total market capitalization is based on the market capitalization of eligible operating companies within the U.S. Universe. Under DFA’s market capitalization guidelines described above, based on market capitalization data as of November 30, 2022, the market capitalization of a large cap company would be $11.545 billion or above. This threshold will change due to market conditions.

In addition, DFA may overweight certain securities, including smaller companies, lower relative price stocks, and/or higher profitability stocks within the large cap segment of the U.S. Universe. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, DFA may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because, in DFA’s view, it has high earnings or profits from operations in relation to its book value or assets. The criteria DFA uses for assessing relative price and profitability are subject to change from time to time. DFA may also increase or reduce its allocated portion of the Fund’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, DFA seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

DFA, with respect to its allocated portion of the Fund, may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from its allocated portion of the Fund.

The Underlying Funds in which the Fund invests and the Fund itself also may use a variety of derivative instruments including futures and option contracts, forward contracts for equity securities and indices, forward foreign currency contracts, and swaps, including equity index and total return swaps.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The risks described below are in reference to either the Underlying Funds, direct purchases of the Fund, or both unless otherwise noted.

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Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and more recently in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Governments and central banks may take steps to support financial markets, including by keeping interest rates at historically low levels. This and other governmental intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Governments and central banks also may reduce market support activities. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Governmental policy and legislative changes also may contribute to decreased liquidity and increased volatility in the financial markets.

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Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

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Equity Risk. Stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

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Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium, small or micro) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium, small and micro capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small and micro capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies. Generally, the smaller the company size, the greater the risk.

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Investment Style Risk. The risk that different investment styles (e.g., “momentum”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

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Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

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Value Investing Risk. Value Investing Risk is the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by the Fund’s adviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

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Quantitative Investing Risk. The value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the factors used in building the multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.

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Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

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Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

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Asset Allocation Risk. The risk that the selection by the Adviser of the Underlying Funds and the allocation of the Fund’s assets among the Underlying Funds and the Sub-Advisers will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its factor exposures for the purpose of managing distributions. In addition, the Adviser may invest Fund assets in Underlying Funds managed by a limited number of investment managers. In such circumstances, the Fund’s performance could be substantially dependent on the performance of such managers. Similarly, the Adviser’s allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

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Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

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Currency Risk. The risk that foreign currencies will increase in value relative to the U.S. dollar and adversely affect the dollar value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

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Management Risk. The risk that investment strategies employed by the Adviser and the Sub-Advisers in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser or Sub-Adviser may cause unintended results.

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Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Advisers’ control, including instances at third parties. The Fund, the Adviser and the Sub-Advisers seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. The use of derivative instruments also exposes the Fund to transaction costs.

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Forward and Futures Contract Risk. The successful use of forward and futures contracts draws upon an Adviser’s or Sub-Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) an Adviser’s or Sub-Advisers’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year and since inception periods through December 31, 2021, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Calendar Year Annual Total Returns — Class I

Best quarter (% and time period)	Worst quarter (% and time period)
18.92% (June 30, 2020 Quarter)	-25.96% (March 31, 2020 Quarter)
Year-to-date performance as of September 30, 2022: -22.87%

Average Annual Total Returns

	One Year	Since Inception (11/12/18)
Symmetry Panoramic Global Equity Fund — Class I (Inception Date: November 12, 2018) returns before taxes	20.72%	14.20%
Symmetry Panoramic Global Equity Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions	18.79%	13.22%
Symmetry Panoramic Global Equity Fund — Class I (Inception Date: November 12, 2018) returns after taxes on distributions and sale of fund shares	12.65%	10.86%
MSCI ACWI Investable Market Index (net) (IMI) (reflects no deduction for fees or expenses)	18.22%	16.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown only for Class I shares. After-tax returns for other Classes may vary.

Investment Adviser and Sub-Advisers: Symmetry Partners, LLC (the “Adviser”) serves as investment adviser to the Fund. AQR Capital Management, LLC and Dimensional Fund Advisors LP serve as Sub-Advisers to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

The Fund is managed by a team that includes Philip McDonald, Portfolio Manager and Managing Director; Rebecca Cioban, Portfolio Manager and Associate Director; John McDermott, Portfolio Manager and Chief Investment Strategist; and Kevin Scully, Portfolio Manager and Senior Research Associate. The current team members have been managers on the Fund since its inception in 2018, except for Mr. Scully, who was named a portfolio manager in 2019.

AQR Capital Management, LLC

The portion of the Fund’s portfolio managed by the Sub-Adviser is managed by a team that includes Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., M.S., John J. Huss, Lars N. Nielsen, M.Sc., and Nathan Sosner, Ph.D., each a Principal of the Sub-Adviser. Dr. Frazzini has managed the Fund since its inception in 2018, Dr. Aghassi and Mr. Nielsen have managed the Fund since January 2020, and Mr. Huss and Dr. Sosner have managed the Fund since January 2021.

Dimensional Fund Advisors LP

The portion of the Fund’s portfolio managed by the Sub-Adviser is managed by a team that includes Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager; Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager; and John A. Hertzer, Vice President and Senior Portfolio Manager. Mr. Fogdall has managed the Fund since September 2020. Mr. Hertzer and Ms. Phillips have managed the Fund since January 2022.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary through which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.